SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of Earliest Event Reported): February 21, 2017 moleculin biotech, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2575 WEST BELLFORT, SUITE 333, HOUSTON TX 77054

(Address of principal executive offices and zip code)

(713) 300-5160

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 4.01	Changes in Registrant's Certifying Accountant.

(a)       On February 21, 2017, the Audit Committee of the Board of Directors (the “Audit Committee”) of Moleculin Biotech, Inc. (the “Company”), dismissed GBH CPAs, PC (“GBH”) as its independent registered public accounting firm, effective as of such date.

The report of GBH on the Company’s financial statements as of December 31, 2015 and for the period from July 28, 2015 (inception) to December 31, 2015 and the financial statements of Moleculin, LLC as of and for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph relating to the Company’s ability to continue as a going concern. During the year ended December 31, 2015 and through February 21, 2017 there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GBH, would have caused GBH to make reference to the matter in its report on the financial statements for such year.

The Company has provided GBH with a copy of the foregoing disclosures and requested that it furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)       On February 21, 2017, the Audit Committee approved the appointment of Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016.

During the period from July 28, 2015 (inception) to December 31, 2015, and through February 21, 2017, neither the Company nor anyone on their behalf consulted with GT with respect to either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided to the Company that GT concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

16.1	Letter dated February 22, 2017 from GBH CPAs, PC to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date: February 22, 2017
By: /s/ Jonathan Foster
Jonathan Foster
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated February 22, 2017 from GBH CPAs, PC to the Securities and Exchange Commission.

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